EXHIBIT 3





                            JOINT FILING AGREEMENT



          Pursuant to paragraph (iii) of Rule 13d-1(f) (1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees that the statement on Schedule 13D to which this Agreement shall be attached as an exhibit, including all amendments thereto, shall be filed with the Commission on behalf of each of the undersigned.


Dated:    January 8, 1997



                         COMPAGNIE FINANCIERE
                          DE PARIBAS


                         By: /s/ A. D. de Seze
                            Name:  A. D. de Seze
                            Title:  Member of the Board of Management



                         NOUVELLE HOLDING GUYOMARC'H S.A.


                         By: /s/ H. Lagarde
                            Name:  H. Lagarde
                            Title: Chairman